Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report of Trackpower, Inc. (the “Registrant”) on Form 10-QSB for the period ending August 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gary Hokkanen, Chief Financial Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 15, 2007	By:	/s/ Gary Hokkanen
Name : Gary Hokkanen
Title : Chief Financial Officer